SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report
(Date of earliest
event reported):	July 22, 2004

THE MARCUS CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-12609	39-1139844
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

100 East Wisconsin Avenue, Suite 1900, Milwaukee, WI 53202-4125
(Address of principal executive offices, including zip code)

(414) 905-1000
(Registrant's telephone number)

Item 7.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being filed herewith:

(99.1)	The Marcus Corporation press release, dated July 22, 2004, regarding its financial results for its most recently ended fiscal year.

Item 12.    Results of Operations and Financial Condition.

        On July 22, 2004, The Marcus Corporation issued a press release announcing its financial results for its most recently ended fiscal year. A copy of the Company’s press release is being furnished as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION
Date: July 22, 2004
By: /s/ Douglas A. Neis
Douglas A. Neis
Chief Financial Officer and Treasurer